Exhibit 99.1

SailPoint Stockholders Approve Acquisition by Thoma Bravo

AUSTIN, Texas, June 30, 2022 — SailPoint Technologies Holdings, Inc. (NYSE: SAIL) (“SailPoint”), the leader in enterprise identity security, today announced that its stockholders voted to approve SailPoint’s pending acquisition by Thoma Bravo, a leading software investment firm, at SailPoint’s special meeting of stockholders held earlier today.

The final voting results on the proposals voted on at the special meeting will be set forth in a Form 8-K filed by SailPoint with the U.S. Securities and Exchange Commission, after certification by SailPoint’s inspector of elections.

As previously announced, under the terms of the merger agreement, SailPoint stockholders will receive $65.25 in cash per share of SailPoint common stock they own. The transaction is currently expected to close in the second half of 2022, subject to customary closing conditions, including the receipt of regulatory approvals. Upon completion of the transaction, SailPoint’s shares will no longer trade on the NYSE, and SailPoint will become a private company.

About SailPoint

SailPoint is the leading provider of identity security for the modern enterprise. Enterprise security starts and ends with identities and their access, yet the ability to manage and secure identities today has moved well beyond human capacity. Harnessing the power of our deep expertise combined with machine learning, the SailPoint Identity Security Platform delivers the right level of access to the right identities and resources at the right time—matching the scale, velocity, and environmental needs of today’s cloud-oriented enterprise. SailPoint’s intelligent, autonomous, and integrated solutions put identity security at the core of digital business operations, enabling even the most complex organizations across the globe to build a security foundation capable of defending against today’s most pressing threats. More information is available at www.sailpoint.com.

About Thoma Bravo

Thoma Bravo is one of the largest private equity firms in the world, with more than $114 billion in assets under management as of March 31, 2022. The firm invests in growth-oriented, innovative companies operating in the software and technology sectors. Leveraging the firm’s deep sector expertise and proven strategic and operational capabilities, Thoma Bravo collaborates with its portfolio companies to implement operating best practices, drive growth initiatives and make accretive acquisitions intended to accelerate revenue and earnings. Over the past 20 years, the firm has acquired or invested in more than 380 companies representing over $190 billion in enterprise value. The firm has offices in Chicago, Miami and San Francisco. For more information, visit www.thomabravo.com.

Cautionary Statement Regarding Forward-Looking Statements

This press release may contain “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on SailPoint’s current expectations, estimates and projections about the expected date of closing of the proposed transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by SailPoint and Thoma Bravo, all of which are subject to change. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “potentially,” “estimate,” “continue,” “expect,” “target,” similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. All forward-looking statements by their nature address matters that involve risks and uncertainties, many of which are beyond our control, and are not guarantees of future results, such as statements about the consummation of the proposed transaction and the anticipated benefits thereof. These and other forward-looking statements, including the failure to consummate the proposed transaction or to make or take any filing or other action required to consummate the transaction on a timely matter or at all, are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements and caution must be exercised in relying on forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the completion of the proposed transaction on anticipated terms and timing, including obtaining regulatory approvals, anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies for the management, expansion and growth of SailPoint’s business and other conditions to the completion of the transaction; (ii) the impact of the COVID-19 pandemic on SailPoint’s business and general economic conditions; (iii) SailPoint’s ability to implement its business strategy; (iv) significant transaction costs associated with the proposed transaction; (v) potential litigation relating to the proposed transaction; (vi) the risk that disruptions from the proposed transaction will harm SailPoint’s business, including current plans and operations; (vii) the ability of SailPoint to retain and hire key personnel; (viii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; (ix) legislative, regulatory and economic developments affecting SailPoint’s business; (x) general economic and market developments and conditions; (xi) the evolving legal, regulatory and tax regimes under which SailPoint operates; (xii) potential business uncertainty, including changes to existing business relationships, during the pendency of the merger that could affect SailPoint’s financial performance; (xiii) restrictions during the pendency of the proposed transaction that may impact SailPoint’s ability to pursue certain business opportunities or strategic transactions; and (xiv) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as SailPoint’s response to any of the aforementioned factors. These risks, as well as other risks associated with the proposed transaction, are more fully discussed in the Definitive Proxy Statement filed with the SEC in connection with the proposed transaction. While the list of factors presented here and the list of factors presented in the Definitive Proxy Statement are considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on SailPoint’s financial condition, results of operations, or liquidity. SailPoint does not assume any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

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Investor Relations

ICR for SailPoint

Brian Denyeau, 512-664-8916

investor@sailpoint.com

Media Relations for SailPoint

Jessica Sutera

VP, Corporate Marketing, 978-793-0085

Jessica.sutera@sailpoint.com

Natalie Reina

Sr. PR & Corp Comms Manager, 956-878-9176

Natalie.reina@sailpoint.com

Media Relations for Thoma Bravo

Megan Frank

Thoma Bravo Communications

mfrank@thomabravo.com

(212) 731-4778

Abigail Farr

FGS Global

abigail.farr@fgsglobal.com

(646) 957-2067